UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2010

Patriot Coal Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33466	20-5622045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri 63141
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 275-3600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On June 14, 2010, Patriot Coal Corporation (“Patriot”) entered into an Amendment No. 1 to Voting and Standstill Agreement (the “Amendment”) with certain stockholders of Patriot signatory thereto and ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P., acting jointly, as stockholder representative (the “Stockholder Representative”).  The Amendment amends the Voting and Standstill Agreement (the “Voting Agreement”) dated as of April 2, 2008 among Patriot, the Stockholder Representative and certain stockholders of Patriot signatory thereto who received shares of Patriot’s common stock pursuant to Patriot’s acquisition of Magnum Coal Company (“Magnum”) in 2008.

The Amendment amends the Voting Agreement to modify the share ownership thresholds at which the Stockholder Representative is entitled to nominate two members to Patriot’s board of directors and to revise the procedures in the event a threshold is crossed.  Pursuant to the Amendment, at such time as (i) the ownership of Patriot shares by the former stockholders of Magnum is less than 15% of a number of Patriot shares approximately equal to the number of shares of Patriot outstanding immediately after the acquisition of Magnum or (ii) ArcLight Energy Partners Fund I, L.P. or ArcLight Energy Partners Fund II, L.P. transfers any Patriot shares, the Stockholder Representative will be entitled to nominate only one member to Patriot’s board of directors and will be required to cause one of its nominees, as determined by Patriot, to resign from the board unless the board (without the participation of the nominees of the Stockholder Representative) approves such nominee remaining on the board.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

10.1
Amendment No. 1 to Voting and Standstill Agreement, dated as of June 14, 2010, among Patriot Coal Corporation, the stockholders whose names appear on the signature page thereto, ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P., acting jointly, as stockholder representative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION

Date: June 14, 2010	By:	/s/ Mark N. Schroeder
		Name:	Mark N. Schroeder
		Title:	Senior Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1
Amendment No. 1 to Voting and Standstill Agreement, dated as of June 14, 2010, among Patriot Coal Corporation, the stockholders whose names appear on the signature page thereto, ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P., acting jointly, as stockholder representative.